UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                October 21, 2005
                                -----------------
                Date of Report (Date of earliest event reported)

                         HOMELAND SECURITY NETWORK, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                       000-15216              86-0892913
           ------                       ---------              ----------
 (State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)                File Number)        Identification No.)


     2500 Legacy Drive, Suite 226, Frisco, Texas                75034
     -------------------------------------------                -----
      (Address of principal executive offices)               (Zip Code)

                                 (214) 618-6400
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

      (a) On October 21, 2005, Friedman LLP, Homeland Security Network, Inc.'s (the "Company" or "us") independent registered public accounting firm, notified the Company's Board of Directors that it has declined to stand for re-election.

      (b) The auditor's reports for the last two fiscal years did not contain adverse opinions as to the Company's financial statements but were modified to express concern as to the Company's ability to continue as a going concern.

      (c) The Company's Board of Directors approved the change in independent registered public accounting firm..

      (d) The change in independent registered public accounting firm was not related to any matter concerning us, including our selection or application of accounting policies or judgments, the scope of audit, internal controls or integrity of management.

      (e) During the Company's two most recent fiscal years ended December 31, 2004 and any interim period subsequent to September 30, 2003, there have been no disagreements with the former independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the independent registered public accounting firm's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report and there were no "reportable events" as that term is defined in Item 304 (a)(1)(iv) of Regulation S-B.

      (f) The Company has provided a copy of the disclosures made in this Form 8-K to the former registered public accounting firm no later than the day of filing with the SEC, and has requested that the accountant furnish a letter addressed to the Commission stating whether it agrees with the statements made herein, and if not, stating the respects in which it does not agree. A copy of such letter is attached as an Exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number     Description
--------------     -------------------------------------------------------------

16.1 Letter from former independent registered public accounting firm, Friedman LLP.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HOMELAND SECURITY NETWORK, INC.

Date: October 25, 2005                          By: /s/ Terri Ashley
                                                    ---------------------------
                                                    Terri Ashley
                                                    Vice President